UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2017

Wells Fargo

Global Dividend Opportunity Fund (EOD)

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Dividend Opportunity Fund for the 12-month period that ended October 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 23.63% and 23.64%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.90% and the Bloomberg Barclays Municipal Bond Index4 returned 2.19% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the last two months of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory in November, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s amended rule for money market funds, which included the possibility of liquidity fees and redemption gates and, for institutional prime and municipal money market funds, floating net asset values (NAVs). Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Global Dividend Opportunity Fund	3

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

4	Wells Fargo Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Notice to shareholders

On March 1, 2017, the Fund announced the commencement of a managed distribution plan, which began with the quarterly distribution declared in May 2017, that provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

On November 10, 2017, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2018 and ending on December 31, 2018. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Strategy summary

The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks. At least 65% of this sleeve’s total assets will be invested in the utilities, energy, and telecommunication services sectors. The remaining 20% of the Fund’s total assets will be allocated to a sleeve consisting of below-investment-grade (high yield) debt securities, loans, and preferred stocks.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Christian L. Chan, CFA®

Niklas Nordenfelt, CFA®‡

Timothy P. O’Brien, CFA®

Philip Susser‡

Average annual total returns (%) as of October 31, 20171

	1 year	5 year	10 year
Based on market value	24.77	5.28	1.73
Based on net asset value (NAV)	13.30	5.95	1.00
Global Dividend Opportunity Blended Index[2]	16.89	9.31	4.21

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended October 31, 2017, was 1.34%, which includes 0.15% of interest expense.

Comparison of NAV vs. market value[3]

The Fund is leveraged through a revolving credit facility. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Global Dividend Opportunity Fund	7

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 24.77% for the 12-month period that ended October 31, 2017. During the same period, the Fund’s return based on net asset value (NAV) was 13.30%. Based on its NAV return, the Fund underperformed the Global Dividend Opportunity Blended Index, which returned 16.89%.

Note: On May 1, 2017, the Fund adopted a multisleeve investment approach with assets allocated between two separate investment strategies: an equity sleeve comprising approximately 80% of the Fund‘s total assets and a high-yield sleeve comprising approximately 20% of the Fund‘s total assets.

Overview

Over the reporting period, interest rates on the short end of the yield curve rose as the U.S. Federal Reserve moved to normalize monetary policy in the face of steady economic growth in the U.S. Bond rates remained relatively stable. U.S. economic growth remained fairly steady. Meanwhile, Europe appeared to turn the corner in terms of economic growth, and its monetary policy appeared likely to begin normalizing in 2018 as well. While unemployment in Europe remained substantially higher than in the U.S., it was much lower than in the previous year or two. Overall, economic strength in both the U.S. and Europe during the period was matched by strength in the broad equity markets, with stocks advancing sharply and with minimal volatility. Internationally, the Fund maintained a modestly higher exposure to European equities relative to the blended index during the reporting period in anticipation of an accelerating European economic recovery.

With the exception of one extremely mild monthly pullback, high-yield bonds rallied for the six-month period that ended October 31, 2017, during which the Fund held high-yield bonds. The increase primarily was driven by a narrowing of the difference in yield of high yield bonds compared with Treasury bonds. The spread tightening and higher interest rates mirrored the continued strength in the U.S. economy that had been building for a considerable amount of time. This moderate but prolonged period of economic growth provided an ideal backdrop for high-yield spreads to remain low and for interest rates to gradually rise. It enabled high-yield companies to meet or grow into their capital structures without pressure on central banks to raise rates to slow the economy.

Changes to the Fund’s equities portfolio

During the period, new positions added to the Fund’s equity sleeve included Condor Hospitality Trust, Incorporated; Edison International; Endesa S.A.; Exelon Corporation; Newtek Business Services Corporation; and Oasis Midstream Partners LP. Positions eliminated during the reporting period included Armada Hoffler Properties, Incorporated; ACCIONA, S.A.; City Office REIT, Incorporated; Aspen Insurance Holdings Limited; and Verizon Communications Incorporated. The Fund’s exposure to Severn Trent Plc was increased, and its positions in Chatham Lodging Trust and Physicians Realty Trust were reduced.

Ten largest holdings (%) as of October 31, 2017[4]
Enel SpA	10.16
Terna SpA	6.26
Enagás SA	5.69
Deutsche Post AG	4.52
Shenandoah Telecommunications Company	4.38
Red Electrica Corporacion SA	4.38
Severn Trent plc	3.23
Just Energy Group Incorporated	2.70
Edison International	2.63
National Grid plc	2.38

Sector distribution as of October 31, 2017[5]

Detractors from performance

Within the Fund’s equity sleeve, companies that detracted from performance included Chunghwa Telecom Company, Limited; Physicians Realty Trust; and Enagás S.A.

Within the Fund’s high-yield portfolio, underweights to the banking industry and the metals and mining industry hurt relative performance.

Contributors to performance

Within the Fund’s equity sleeve, companies that contributed to performance included Deutsche Post AG; Enel S.p.A.; Summit Hotel Properties, Incorporated; Shenandoah Telecommunications Company; Spark Energy, Incorporated; and Terna S.p.A. Deutsche Post benefited from the economic recovery in Europe. Enel rallied following better-than-expected midyear results. Shenandoah Telecom has been rapidly digesting its strategic acquisition of NTELOS Holdings Corporation, which we believe should be substantially accretive over time; we think Shenandoah’s focus for 2018 may be completing the integration and paying down the acquisition debt. Spark Energy had been a much bigger contributor before the stock declined in October as investors became disappointed by guidance that was

Please see footnotes on page 9.

8	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

lowered primarily due to the negative impact of hurricanes in Spark’s important Houston market. We think Spark’s problems may be transitory, not structural, and believe shares likely can recover.

Within the Fund’s high-yield portfolio, the combination of overweights to and strong security selection within the pharmaceuticals, pipeline, and transportation services industries benefited performance. The combination of an underweight to and security selection within the cable/satellite industry also contributed to performance.

Outlook from the Fund’s equities manager

We believe the U.S. has been enjoying modest but reasonably solid economic growth. While stronger economic growth would be positive for the economy and for equity investors, stronger economic growth also has historically resulted in rising bond rates as monetary stimulus is withdrawn, which would be a headwind for preferred equities and high-yielding common equities. In terms of Europe, we have been seeing signs of genuine economic growth and view Europe as possibly in a similar state of growth as the U.S. was in roughly three years ago.

Outlook from the Fund’s high-yield manager

In the short term, we expect continued consumer strength in the U.S. and improving conditions globally to contribute to solid economic growth. With a benign default outlook, high yield, from our perspective, likely could continue to do well on a relative basis, although idiosyncratic or individual bond risk remains high. We lean toward the view that spreads could remain flat at these levels in the short run before ultimately widening—potentially significantly—over the mid to longer term. We believe that geopolitical risks and other global macro imbalances are increasing and could surprise the markets by creating incremental uncertainty regarding future government policies. Over a full cycle, we believe the best way to insulate the portfolio from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

Country allocation as of October 31, 2017[5]

Credit quality as of October 31, 2017[6]

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Global Dividend Opportunity Fund	9

‡	Mr. Nordenfelt and Mr. Susser became portfolio managers of the Fund on May 1, 2017.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	Source: Wells Fargo Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 65% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net), 20% ICE BofAML U.S. High Yield Constrained Index (formerly known as BofA Merrill Lynch U.S. High Yield Master II Constrained Index), and 15% ICE BofAML Core Fixed Rate Preferred Securities Index (formerly known as BofA Merrill Lynch Core Fixed Rate Preferred Securities Index). Prior to May 1, 2017, the Global Dividend Opportunity Blended Index was composed of 65% MSCI ACWI Index (Net) and 35% ICE BofAML Core Fixed Rate Preferred Securities Index. The underlying components of the index were changed to better align with the Fund’s principal investment strategy which now includes a high yield sleeve. The MSCI ACWI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index (Net) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The ICE BofAML U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofAML U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. The ICE BofAML Core Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. You cannot invest directly in an index.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[6]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

10	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2017

Security name	Shares	Value

Common Stocks: 70.11%

France: 0.27%
Veolia Environnement SA (Utilities, Multi-Utilities)	34,400	$815,041

Germany: 6.03%
Deutsche Post AG (Industrials, Air Freight & Logistics)	300,000	13,740,565
Telefonica Deutschland Holding AG (Telecommunication Services, Diversified Telecommunication Services)	900,000	4,574,015

		18,314,580

Italy: 21.58%
Assicurazioni Generali SpA (Financials, Insurance)	200,000	3,643,649
Enel SpA (Utilities, Electric Utilities)	4,975,000	30,859,047
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	50,000	817,724
Hera SpA (Utilities, Multi-Utilities)	2,000,000	6,434,629
Poste Italiane SpA (Financials, Insurance)	650,000	4,751,130
Terna SpA (Utilities, Electric Utilities)	3,150,000	19,006,849

		65,513,028

Spain: 11.42%
Enagás SA (Energy, Oil, Gas & Consumable Fuels)	600,000	17,284,037
Endesa SA (Utilities, Electric Utilities)	180,000	4,120,073
Red Electrica Corporacion SA (Utilities, Electric Utilities)	600,000	13,286,273

		34,690,383

Taiwan: 1.68%
Chunghwa Telecom Company Limited ADR (Telecommunication Services, Diversified Telecommunication Services)	150,000	5,103,000

United Kingdom: 8.26%
National Grid plc (Utilities, Multi-Utilities)	600,366	7,224,228
Pennon Group plc (Utilities, Water Utilities)	100,000	1,054,551
Severn Trent plc (Utilities, Water Utilities)	350,000	9,813,036
SSE plc (Utilities, Electric Utilities)	200,000	3,671,007
United Utilities Group plc (Utilities, Water Utilities)	300,000	3,319,047

		25,081,869

United States: 20.87%
Chatham Lodging Trust (Real Estate, Equity REITs)	200,000	4,350,000
Colony NorthStar Incorporated (Real Estate, Equity REITs)	53,647	1,376,046
Condor Hospitality Trust Incorporated (Real Estate, Equity REITs)	475,000	4,811,750
CorEnergy Infrastructure Trust Incorporated (Real Estate, Equity REITs)	18,000	649,440
Crown Castle International Corporation (Real Estate, Equity REITs)	1,500	160,620
DDR Corporation (Real Estate, Equity REITs)	6,500	165,360
Edison International (Utilities, Electric Utilities)	100,000	7,995,000
Exelon Corporation (Utilities, Electric Utilities)	150,000	6,031,500
Frontier Communications Corporation (Telecommunication Services, Diversified Telecommunication Services)	133,333	1,614,663
Global Medical REIT Incorporated (Real Estate, Equity REITs)	70,000	1,752,100
Kimbell Royalty Partners LP (Energy, Oil, Gas & Consumable Fuels)	213,000	3,621,000
Landmark Infrastructure Partners LP (Real Estate, Real Estate Management & Development)	10,000	176,500
Newtek Business Services Corporation (Financials, Capital Markets)	30,000	515,100
Oasis Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels) †	35,000	581,700

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Global Dividend Opportunity Fund	11

Security name			Shares	Value

United States (continued)
PG&E Corporation (Utilities, Electric Utilities)			125,000	$7,221,250
Physicians Realty Trust (Real Estate, Equity REITs)			150,000	2,607,000
SCANA Corporation (Utilities, Multi-Utilities)			25,000	1,078,500
Shenandoah Telecommunications Company (Telecommunication Services, Wireless Telecommunication Services)			350,000	13,300,000
Spark Energy Incorporated Class A (Utilities, Electric Utilities)			242,574	3,396,036
Summit Hotel Properties Incorporated (Real Estate, Equity REITs)			125,000	1,976,250

				63,379,815

Total Common Stocks (Cost $177,771,725)				212,897,716

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 19.51%

United States: 19.51%
Advanced Disposal Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.63%	11-15-2024	$700,000	728,000
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	4.75	10-1-2027	125,000	126,250
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	5.00	10-1-2024	700,000	729,750
Altice US Finance I Corporation (Consumer Discretionary, Media) 144A	5.38	7-15-2023	325,000	338,813
Aramark Services Incorporated (Industrials, Commercial Services & Supplies)	5.13	1-15-2024	175,000	185,063
Asbury Automotive Group Incorporated (Consumer Discretionary, Specialty Retail)	6.00	12-15-2024	600,000	633,000
B&G Foods Incorporated (Consumer Staples, Food Products)	5.25	4-1-2025	217,000	221,611
Berry Plastics Corporation (Materials, Containers & Packaging)	6.00	10-15-2022	90,000	95,288
BreitBurn Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) †	8.63	10-15-2020	4,180,000	125,400
Bristow Group Incorporated (Energy, Energy Equipment & Services)	6.25	10-15-2022	600,000	428,250
Cardtronics Incorporated (Information Technology, IT Services) 144A	5.50	5-1-2025	425,000	422,875
Carrizo Oil & Gas Incorporated (Energy, Oil, Gas & Consumable Fuels)	8.25	7-15-2025	125,000	134,688
CBS Radio Incorporated (Consumer Discretionary, Media) 144A	7.25	11-1-2024	250,000	261,563
CCM Merger Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	6.00	3-15-2022	650,000	676,000
CCO Holdings LLC (Consumer Discretionary, Media) 144A	4.00	3-1-2023	25,000	25,360
CCO Holdings LLC (Consumer Discretionary, Media) 144A	5.00	2-1-2028	25,000	24,813
CCO Holdings LLC (Consumer Discretionary, Media)	5.13	2-15-2023	200,000	206,500
CCO Holdings LLC (Consumer Discretionary, Media) 144A	5.13	5-1-2023	1,780,000	1,855,650
CDK Global Incorporated (Information Technology, Software) 144A	4.88	6-1-2027	25,000	26,063
CDK Global Incorporated (Information Technology, Software)	5.00	10-15-2024	100,000	107,020
Cequel Communications Holdings I LLC (Consumer Discretionary, Media) 144A	7.75	7-15-2025	500,000	546,250
Change Healthcare Holdings Incorporated (Health Care, Health Care Technology) 144A	5.75	3-1-2025	400,000	409,000
Cheniere Energy Incorporated (Energy, Oil, Gas & Consumable Fuels) 144A	5.25	10-1-2025	475,000	489,250
CommScope Technologies Finance LLC (Information Technology, Communications Equipment) 144A	6.00	6-15-2025	125,000	131,875
Continental Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)	3.80	6-1-2024	382,000	371,018
Cooper Tire & Rubber Company (Consumer Discretionary, Auto Components)	7.63	3-15-2027	475,000	543,875
CoreCivic Incorporated (Real Estate, Equity REITs)	4.63	5-1-2023	250,000	255,625
CoreCivic Incorporated (Real Estate, Equity REITs)	5.00	10-15-2022	3,000	3,131
Cott Beverages Incorporated (Consumer Staples, Beverages) 144A	5.50	4-1-2025	275,000	283,594
Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	5.88	3-1-2024	750,000	751,875
Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	5.88	7-1-2025	25,000	24,750
Crown Cork & Seal Company Incorporated (Materials, Containers & Packaging)	7.38	12-15-2026	279,000	327,825
DCP Midstream Operating Company (Energy, Oil, Gas & Consumable Fuels)	2.70	4-1-2019	125,000	124,219

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)
Dell International LLC (Information Technology, Technology Hardware, Storage & Peripherals) 144A	5.88%	6-15-2021	$1,325,000	$1,387,608
Denbury Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.38	8-15-2021	875,000	599,375
EMI Music Publishing Group (Consumer Discretionary, Media) 144A	7.63	6-15-2024	43,000	48,106
Endo Finance LLC (Health Care, Pharmaceuticals) 144A	5.75	1-15-2022	275,000	240,625
Equinix Incorporated (Real Estate, Equity REITs)	5.88	1-15-2026	400,000	433,500
Era Group Incorporated (Energy, Energy Equipment & Services)	7.75	12-15-2022	500,000	472,500
ESH Hospitality Incorporated (Real Estate, Equity REITs) 144A	5.25	5-1-2025	725,000	749,469
Exterran Partners LP (Energy, Oil, Gas & Consumable Fuels)	6.00	4-1-2021	500,000	497,500
First Data Corporation (Information Technology, IT Services) 144A	7.00	12-1-2023	800,000	856,016
FirstCash Incorporated (Financials, Consumer Finance) 144A	5.38	6-1-2024	375,000	391,763
Gartner Incorporated (Information Technology, IT Services) 144A	5.13	4-1-2025	600,000	634,500
Gray Television Incorporated (Consumer Discretionary, Media) 144A	5.13	10-15-2024	850,000	847,620
Group 1 Automotive Incorporated (Consumer Discretionary, Specialty Retail)	5.00	6-1-2022	75,000	77,415
Group 1 Automotive Incorporated (Consumer Discretionary, Specialty Retail) 144A	5.25	12-15-2023	250,000	257,500
Gulfport Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	6.00	10-15-2024	300,000	300,000
HCA Incorporated (Health Care, Health Care Providers & Services)	6.50	2-15-2020	375,000	404,063
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.00	12-1-2024	125,000	124,375
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.75	10-1-2025	350,000	358,313
Hill-Rom Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	5.75	9-1-2023	255,000	268,388
Hologic Incorporated (Health Care, Health Care Equipment & Supplies) 144A	4.38	10-15-2025	125,000	127,000
Hornbeck Offshore Services Incorporated (Energy, Energy Equipment & Services)	1.50	9-1-2019	1,125,000	873,281
Hub International Limited (Financials, Insurance) 144A	7.88	10-1-2021	950,000	988,789
Infor U.S. Incorporated (Information Technology, Internet Software & Services)	6.50	5-15-2022	215,000	224,632
Iron Mountain Incorporated (Real Estate, Equity REITs) 144A	5.38	6-1-2026	800,000	836,000
KAR Auction Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.13	6-1-2025	750,000	776,250
Kinetics Concepts Incorporated (Health Care, Health Care Equipment & Supplies) 144A	7.88	2-15-2021	500,000	521,250
Ladder Capital Securities LLC (Financials, Diversified Financial Services) 144A	5.25	10-1-2025	50,000	49,813
Lamar Media Corporation (Consumer Discretionary, Media)	5.38	1-15-2024	400,000	420,000
Lamb Weston Holdings Incorporated (Consumer Staples, Food Products) 144A	4.63	11-1-2024	175,000	182,875
Lamb Weston Holdings Incorporated (Consumer Staples, Food Products) 144A	4.88	11-1-2026	150,000	157,688
Level 3 Financing Incorporated (Telecommunication Services, Diversified Telecommunication Services)	5.38	8-15-2022	44,000	45,332
Level 3 Financing Incorporated (Telecommunication Services, Diversified Telecommunication Services)	5.38	5-1-2025	350,000	365,750
Level 3 Financing Incorporated (Telecommunication Services, Diversified Telecommunication Services)	5.63	2-1-2023	250,000	258,125
Levi Strauss & Company (Consumer Discretionary, Specialty Retail)	5.00	5-1-2025	350,000	367,920
Lithia Motors Incorporated (Consumer Discretionary, Specialty Retail) 144A	5.25	8-1-2025	275,000	288,406
Live Nation Entertainment Incorporated (Consumer Discretionary, Media) 144A	5.38	6-15-2022	316,000	327,850
LKQ Corporation (Consumer Discretionary, Distributors)	4.75	5-15-2023	213,000	218,858
LPL Holdings Incorporated (Financials, Diversified Financial Services) 144A	5.75	9-15-2025	1,330,000	1,383,200
Mednax Incorporated (Health Care, Health Care Providers & Services) 144A	5.25	12-1-2023	250,000	260,000
MGM Growth Properties LLC (Real Estate, Equity REITs) 144A	4.50	1-15-2028	75,000	74,813
Micron Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	7.50	9-15-2023	309,000	342,218
MPH Acquisition Holdings LLC (Health Care, Health Care Providers & Services) 144A	7.13	6-1-2024	475,000	511,219
MPT Operating Partnership LP (Health Care, Health Care Providers & Services)	5.25	8-1-2026	100,000	104,118
MPT Operating Partnership LP (Health Care, Health Care Providers & Services)	6.38	3-1-2024	575,000	621,719

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Global Dividend Opportunity Fund	13

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)
Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	5.75%	8-15-2025	$30,000	$30,975
Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	6.88	8-15-2024	400,000	430,000
Nabors Industries Limited (Energy, Oil, Gas & Consumable Fuels)	0.75	1-15-2024	225,000	165,938
National CineMedia LLC (Consumer Discretionary, Media)	6.00	4-15-2022	350,000	357,000
Navient Corporation (Financials, Consumer Finance)	8.00	3-25-2020	200,000	220,500
NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	5.88	12-15-2021	225,000	232,594
NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	6.38	12-15-2023	725,000	772,169
NewStar Financial Incorporated (Financials, Diversified Financial Services)	7.25	5-1-2020	400,000	416,000
Nexstar Broadcasting Group Incorporated (Consumer Discretionary, Media) 144A	6.13	2-15-2022	400,000	415,000
NextEra Energy Incorporated (Utilities, Electric Utilities) 144A	4.25	9-15-2024	25,000	25,250
NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	4.38	8-15-2022	50,000	51,438
NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	4.88	8-15-2027	75,000	77,625
NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	7.77	12-15-2037	1,050,000	1,309,875
Nielsen Finance LLC (Consumer Discretionary, Media) 144A	5.00	4-15-2022	350,000	360,456
NSG Holdings LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	7.75	12-15-2025	527,292	572,771
OneMain Financial Group LLC (Financials, Consumer Finance) 144A	7.25	12-15-2021	750,000	780,000
Outfront Media Capital Corporation (Consumer Discretionary, Media)	5.88	3-15-2025	450,000	476,719
Owens-Brockway Glass Container Incorporated (Materials, Containers & Packaging) 144A	5.88	8-15-2023	100,000	109,750
Owens-Illinois Incorporated (Materials, Containers & Packaging) 144A	5.38	1-15-2025	575,000	613,813
Owens-Illinois Incorporated (Materials, Containers & Packaging) 144A	6.38	8-15-2025	200,000	226,000
Pattern Energy Group Incorporated (Utilities, Independent Power & Renewable Electricity Producers) 144A	5.88	2-1-2024	1,000,000	1,062,500
Penske Auto Group Incorporated (Consumer Discretionary, Specialty Retail)	3.75	8-15-2020	85,000	86,700
Penske Auto Group Incorporated (Consumer Discretionary, Specialty Retail)	5.75	10-1-2022	700,000	722,099
PHI Incorporated (Energy, Energy Equipment & Services)	5.25	3-15-2019	700,000	693,000
Pilgrim’s Pride Corporation (Consumer Staples, Food Products) 144A	5.75	3-15-2025	50,000	52,938
Pilgrim’s Pride Corporation (Consumer Staples, Food Products) 144A	5.88	9-30-2027	25,000	26,000
Plastipak Holdings Incorporated (Industrials, Commercial Services & Supplies) 144A	6.25	10-15-2025	50,000	50,938
Post Holdings Incorporated (Consumer Staples, Food Products) 144A	5.75	3-1-2027	100,000	103,875
Quintiles IMS Holdings Incorporated (Health Care, Health Care Technology) 144A	4.88	5-15-2023	100,000	104,000
Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	5.63	4-15-2020	950,000	1,007,000
Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	4-15-2040	350,000	390,250
Rose Rock Midstream LP (Energy, Oil, Gas & Consumable Fuels)	5.63	7-15-2022	500,000	492,500
Rose Rock Midstream LP (Energy, Oil, Gas & Consumable Fuels)	5.63	11-15-2023	240,000	234,600
Sabine Pass Liquefaction LLC (Energy, Oil, Gas & Consumable Fuels)	5.63	2-1-2021	625,000	677,894
Sabra Health Care REIT Incorporated (Real Estate, Equity REITs)	5.50	2-1-2021	310,000	319,688
Salem Media Group Incorporated (Consumer Discretionary, Media) 144A	6.75	6-1-2024	500,000	522,500
SBA Communications Corporation (Real Estate, Equity REITs) 144A	4.00	10-1-2022	125,000	126,875
SBA Communications Corporation (Real Estate, Equity REITs)	4.88	7-15-2022	255,000	263,288
Sealed Air Corporation (Materials, Containers & Packaging) 144A	5.13	12-1-2024	350,000	375,375
Select Medical Corporation (Health Care, Health Care Providers & Services)	6.38	6-1-2021	400,000	411,500
SemGroup Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	7.25	3-15-2026	200,000	205,000
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	7.50	4-1-2027	20,000	23,975
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	8.00	11-15-2021	850,000	998,750

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)
Silgan Holdings Incorporated (Materials, Containers & Packaging)	5.00%	4-1-2020	$9,000	$9,101
Sonic Automotive Incorporated (Consumer Discretionary, Specialty Retail)	5.00	5-15-2023	400,000	392,000
Southern Star Central Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	5.13	7-15-2022	250,000	260,625
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.50	4-1-2026	50,000	51,875
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.75	10-1-2027	50,000	52,000
Spectrum Brands Incorporated (Consumer Staples, Household Products)	5.75	7-15-2025	50,000	53,109
Springleaf Finance Corporation (Financials, Consumer Finance)	8.25	12-15-2020	106,000	119,515
Sprint Capital Corporation (Telecommunication Services, Wireless Telecommunication Services)	8.75	3-15-2032	800,000	970,000
SS&C Technologies Incorporated (Information Technology, Software)	5.88	7-15-2023	500,000	528,125
Surgery Center Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	6.75	7-1-2025	100,000	91,250
Surgery Center Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	8.88	4-15-2021	250,000	255,625
Symantec Corporation (Information Technology, Software) 144A	5.00	4-15-2025	50,000	52,250
T-Mobile USA Incorporated (Telecommunication Services, Wireless Telecommunication Services)	6.50	1-15-2026	1,500,000	1,659,555
Tallgrass Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	5.50	9-15-2024	1,000,000	1,033,750
Tempo Acquisition LLC (Financials, Diversified Financial Services) 144A	6.75	6-1-2025	350,000	354,375
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services) 144A	4.63	7-15-2024	130,000	127,888
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services)	6.00	10-1-2020	175,000	183,750
TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	6.38	2-1-2023	1,250,000	1,309,375
Tesoro Logistics LP (Energy, Oil, Gas & Consumable Fuels)	6.38	5-1-2024	375,000	410,625
The E.W. Scripps Company (Consumer Discretionary, Media) 144A	5.13	5-15-2025	517,000	531,218
The Geo Group Incorporated (Real Estate, Equity REITs)	5.13	4-1-2023	150,000	152,625
The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	1-15-2022	24,000	24,810
The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	10-15-2024	500,000	522,650
The Geo Group Incorporated (Real Estate, Equity REITs)	6.00	4-15-2026	100,000	104,500
Ultra Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	4-15-2022	250,000	252,500
Ultra Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) 144A	7.13	4-15-2025	250,000	250,000
USIS Merger Sub Incorporated (Financials, Insurance) 144A	6.88	5-1-2025	175,000	181,563
Vizient Incorporated (Health Care, Health Care Providers & Services) 144A	10.38	3-1-2024	550,000	627,000
Wolverine World Wide Company (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	5.00	9-1-2026	325,000	324,594
Wrangler Buyer Corporation (Industrials, Commercial Services & Supplies) 144A	6.00	10-1-2025	50,000	51,125
Zayo Group LLC (Information Technology, Internet Software & Services) 144A	5.75	1-15-2027	25,000	26,344
Zayo Group LLC (Information Technology, Internet Software & Services)	6.38	5-15-2025	650,000	699,634
Zebra Technologies Corporation (Information Technology, Electronic Equipment, Instruments & Components)	7.25	10-15-2022	86,000	90,838

Total Corporate Bonds and Notes (Cost $62,664,781)				59,239,298

Loans: 0.56%
Advantage Sales & Marketing LLC (3 Month LIBOR +6.50%) (Industrials, Commercial Services & Supplies) ±	7.88	7-25-2022	250,000	208,303
Ancestry.com Incorporated (1 Month LIBOR +8.25%) (Information Technology, Internet Software & Services) ±	9.49	10-19-2024	112,500	115,031
Frontier Communications Corporation (1 Month LIBOR +3.75%) (Telecommunication Services, Diversified Telecommunication Services) ±	4.99	6-15-2024	224,000	212,919
Montreign Operating Company LLC (1 Month LIBOR +8.25%) (Consumer Discretionary, Hotels, Restaurants & Leisure) ±‡<	9.49	12-7-2022	825,000	832,219

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Global Dividend Opportunity Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Loans (continued)
Press Ganey Holdings Incorporated (1 Month LIBOR +3.00%) (Health Care, Health Care Providers & Services) ±<	0.00%	10-23-2023	$150,000	$151,125
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) (Financials, Diversified Financial Services) ±<	0.00	4-30-2023	175,000	175,000

Total Loans (Cost $1,744,669)				1,694,597

	Dividend yield		Shares
Preferred Stocks: 15.19%

Canada: 2.70%
Just Energy Group Incorporated (Utilities, Multi-Utilities)	8.17		315,000	8,190,000

Hong Kong: 1.59%
Seaspan Corporation (Industrials, Marine)	7.13		200,000	4,830,000

Monaco: 2.00%
Navios Maritime Holdings Incorporated (Industrials, Marine) †	0.00		59,000	959,340
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.75		40,000	976,000
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	8.25		160,000	4,142,400

				6,077,740

United Kingdom: 1.52%
Diana Shipping Incorporated (Industrials, Marine)	8.50		125,928	3,177,163
Safe Bulkers Incorporated (Industrials, Marine)	8.00		50,000	1,182,500
Tsakos Energy Navigation Limited (Energy, Oil, Gas & Consumable Fuels)	9.02		10,000	256,500

				4,616,163

United States: 7.38%
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.63		100,040	2,466,986
Ashford Hospitality Prime Incorporated (Real Estate, Equity REITs)	5.50		36,000	741,240
Eagle Point Credit Company Incorporated (Financials, Capital Markets)	7.75		5,000	130,200
First Republic Bank (Financials, Banks)	5.13		5,000	126,250
Gastar Exploration Incorporated Series B (Energy, Oil, Gas & Consumable Fuels)	10.75		56,900	1,103,291
Global Net Lease Incorporated (Real Estate, Equity REITs)	7.25		10,000	250,700
GreenHunter Resources Incorporated Series C (Energy, Energy Equipment & Services) †(a)	0.00		61,786	0
Maiden Holdings Limited (Financials, Insurance)	6.70		5,000	125,000
Medley LLC (Financials, Diversified Financial Services)	6.88		120,000	2,946,000
NuStar Energy LP (Energy, Oil, Gas & Consumable Fuels)	8.10		35,000	918,750
Pennsylvania REIT (Real Estate, Equity REITs)	6.88		5,000	128,900
Saratoga Investment Corporation (Financials, Capital Markets)	6.75		200,000	5,250,000
SCE Trust VI (Utilities, Electric Utilities)	5.00		107,972	2,720,894
Scorpio Bulkers Incorporated (Industrials, Marine)	7.50		105,000	2,682,750
Spirit Realty Capital Incorporated (Real Estate, Equity REITs)	6.00		10,000	246,400
TCF Financial Corporation (Financials, Banks)	5.70		10,000	257,000
The Carlyle Group LP (Financials, Capital Markets)	5.88		2,500	63,225
Torchmark Corporation (Financials, Insurance)	5.88		41,981	1,067,577
TriplePoint Venture Growth BDC Corporation (Financials, Capital Markets)	5.75		37,000	950,160
Validus Holdings Limited (Financials, Insurance)	5.80		10,000	252,700

				22,428,023

Total Preferred Stocks (Cost $47,412,028)				46,141,926

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2017

Security name		Expiration date	Shares	Value

Rights: 0.00%

United States: 0.00%
Safeway Casa Ley Contingent Value Rights (Consumer Staples, Food & Staples Retailing) †(a)		1-30-2019	750,000	$1
Safeway PDC LLC Contingent Value Rights (Consumer Staples, Food & Staples Retailing) †(a)		1-31-2018	750,000	12,750

Total Rights (Cost $782,250)				12,751

Warrants: 0.00%

United States: 0.00%
Energy & Exploration Partners Incorporated (Energy, Oil, Gas & Consumable Fuels) †(a)		5-16-2023	9	0
GreenHunter Water LLC (Energy, Energy Equipment & Services) †(a)		12-31-2049	96,112	0

Total Warrants (Cost $0)				0

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 2.20%

Bermuda: 0.30%
Teekay Corporation (Energy, Oil, Gas & Consumable Fuels)	8.50%	1-15-2020	$900,000	910,125

Canada: 1.19%
Baytex Energy Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	5.63	6-1-2024	675,000	627,750
GFL Environmental Incorporated (Industrials, Commercial Services & Supplies) 144A	9.88	2-1-2021	390,000	414,863
Ritchie Brothers Auctioneers Incorporated (Industrials, Commercial Services & Supplies) 144A	5.38	1-15-2025	725,000	763,063
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) 144A	5.50	11-1-2025	75,000	76,594
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) 144A	5.88	5-15-2023	1,150,000	970,313
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) 144A	7.50	7-15-2021	775,000	764,325

				3,616,908

Ireland: 0.18%
Ardagh Packaging Finance plc (Materials, Containers & Packaging) 144A	7.25	5-15-2024	500,000	549,375

Luxembourg: 0.35%
Intelsat Jackson Holdings SA (Telecommunication Services, Diversified Telecommunication Services)	5.50	8-1-2023	1,000,000	853,750
Intelsat Luxembourg SA (Telecommunication Services, Diversified Telecommunication Services)	7.75	6-1-2021	300,000	188,250

				1,042,000

United Kingdom: 0.18%
Ensco plc (Energy, Energy Equipment & Services)	5.75	10-1-2044	525,000	358,313
IHS Markit Limited (Industrials, Professional Services) 144A	4.75	2-15-2025	75,000	79,313
Sensata Technologies BV (Financials, Diversified Financial Services) 144A	6.25	2-15-2026	100,000	109,750

				547,376

Total Yankee Corporate Bonds and Notes (Cost $6,466,538)				6,665,784

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Global Dividend Opportunity Fund	17

Security name	Yield	Shares	Value

Short-Term Investments: 5.44%

Investment Companies: 5.44%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.96%	16,518,572	$16,518,572

Total Short-Term Investments (Cost $16,518,572)			16,518,572

Total investments in securities (Cost $313,360,563)	113.01%	343,170,644
Other assets and liabilities, net	(13.01)	(39,506,589)

Total net assets	100.00%	$303,664,055

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

<	All or a portion of the position represents an unfunded loan commitment.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for unfunded loans.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	11,698,551	287,626,551	282,806,530	16,518,572	$0	$0	$100,252	$16,518,572	5.44%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Dividend Opportunity Fund	Statement of assets and liabilities—October 31, 2017

Assets
Investments in unaffiliated securities, at value (cost $296,841,991)	$326,652,072
Investments in affiliated securities, at value (cost $16,518,572)	16,518,572
Foreign currency, at value (cost $6,859,069)	6,737,892
Receivable for investments sold	180,456
Receivable for dividends and interest	1,829,199
Prepaid expenses and other assets	225,075

Total assets	352,143,266

Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	636,984
Advisory fee payable	282,133
Administration fee payable	14,849
Trustees’ fees and expenses payable	1,884
Accrued expenses and other liabilities	43,361

Total liabilities	48,479,211

Total net assets	$303,664,055

NET ASSETS CONSIST OF
Paid-in capital	$458,898,885
Undistributed net investment income	130,155
Accumulated net realized losses on investments	(185,044,320)
Net unrealized gains on investments	29,679,335

Total net assets	$303,664,055

NET ASSET VALUE PER SHARE
Based on $303,664,055 divided by 45,433,567 shares issued and outstanding (unlimited shares authorized)	$6.68

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2017	Wells Fargo Global Dividend Opportunity Fund	19

Investment income
Dividends (net of foreign withholding taxes of $733,623)	$15,475,616
Interest	2,171,184
Income from affiliated securities	100,252

Total investment income	17,747,052

Expenses
Advisory fee	3,048,129
Administration fee	160,428
Custody and accounting fees	63,661
Professional fees	112,853
Shareholder report expenses	72,517
Trustees’ fees and expenses	22,013
Transfer agent fees	31,434
Interest expense	451,342
Other fees and expenses	7,308

Total expenses	3,969,685

Net investment income	13,777,367

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(7,279,093)
Foreign currency transactions	(173,906)
Written options	(565,361)

Net realized losses on investments	(8,018,360)
Net change in unrealized gains (losses) on investments	28,730,979

Net realized and unrealized gains (losses) on investments	20,712,619

Net increase in net assets resulting from operations	$34,489,986

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Global Dividend Opportunity Fund	Statement of changes in net assets

	Year ended October 31, 2017	Year ended October 31, 2016

Operations
Net investment income	$13,777,367	$29,461,013
Net realized losses on investments	(8,018,360)	(53,556,545)
Net change in unrealized gains (losses) on investments	28,730,979	3,315,005

Net increase (decrease) in net assets resulting from operations	34,489,986	(20,780,527)

Distributions to shareholders from
Net investment income	(14,769,863)	(28,078,795)
Tax basis return of capital	(12,419,586)	0

Total distributions to shareholders	(27,189,449)	(28,078,795)

Capital share transactions
Cost of shares repurchased	(2,550,847)	(19,215,622)

Total increase (decrease) in net assets	4,749,690	(68,074,944)

Net assets
Beginning of period	298,914,365	366,989,309

End of period	$303,664,055	$298,914,365

Undistributed net investment income	$130,155	$1,123,224

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended October 31, 2017	Wells Fargo Global Dividend Opportunity Fund	21

Cash flows from operating activities:
Net increase in net assets resulting from operations	$34,489,986

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(302,640,052)
Proceeds from the sales of securities	273,154,074
Proceeds from written options	125,586
Payments to close written options	(692,252)
Amortization	(236,241)
Purchase of short-term securities, net	(4,820,021)
Decrease in receivable for investments sold	2,910,989
Increase in receivable for dividends and interest	(80,647)
Increase in prepaid expenses and other assets	(220,688)
Decrease in payable for investments purchased	(2,363,016)
Increase in advisory fee payable	38,993
Increase in administration fee payable	2,052
Decrease in trustee’s fee and expenses payable	(518)
Decrease in accrued expenses and other liabilities	(56,894)
Litigation payments received	641
Net realized losses on investments	7,845,095
Net change in unrealized gains (losses) on investments	(28,603,978)

Net cash used in operating activities	(21,146,891)

Cash flows from financing activities:
Cost of shares repurchased	(2,799,367)
Increase in secured borrowing payable	47,500,000
Cash distributions paid	(27,189,449)

Net cash provided by financing activities	17,511,184

Net decrease in cash	(3,635,707)

Cash (including foreign currency):
Beginning of period	$10,373,599

End of period	$6,737,892

Supplemental cash disclosure
Cash paid for interest	$382,309

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Global Dividend Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$6.51	$7.47	$8.53	$8.40	$8.25
Net investment income	0.30	0.62	0.68	0.78	0.84
Net realized and unrealized gains (losses) on investments	0.46	(1.09)	(1.02)	0.07	0.15

Total from investment operations	0.76	(0.47)	(0.34)	0.85	0.99
Distributions to shareholders from
Net investment income	(0.32)	(0.59)	(0.62)	(0.72)	(0.83)
Tax basis return of capital	(0.28)	0.00	(0.10)	0.00	(0.01)

Total distributions to shareholders	(0.60)	(0.59)	(0.72)	(0.72)	(0.84)
Anti-dilutive effect of shares repurchased	0.01	0.10	0.00	0.00	0.00
Net asset value, end of period	$6.68	$6.51	$7.47	$8.53	$8.40
Market value, end of period	$6.26	$5.54	$6.33	$7.96	$7.56
Total return based on market value[1]	24.77%	(3.40)%	(11.80)%	15.29%	5.55%
Ratios to average net assets (annualized)
Net expenses	1.34%[2]	1.09%	1.10%	1.07%	1.08%
Net investment income	4.64%[2]	9.00%	8.52%	9.02%	10.26%
Supplemental data
Portfolio turnover rate	79%	134%	141%	76%	163%
Net assets, end of period (000s omitted)	$303,664	$298,914	$366,989	$419,257	$412,920

Borrowings outstanding, end of period (000s omitted)	$47,500	N/A	N/A	N/A	N/A
Asset coverage per $1,000 of borrowing, end of period	$7,393	N/A	N/A	N/A	N/A

[1]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[2]	Ratios include 0.15% of interest expense relating to interest associated with borrowings and/or leverage transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Global Dividend Opportunity Fund	23

1. ORGANIZATION

Wells Fargo Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2017, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer

24	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements

quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Under a managed distribution plan, which began with the quarterly distribution declared in May 2017, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Notes to financial statements	Wells Fargo Global Dividend Opportunity Fund	25

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $313,563,266 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$44,723,099
Gross unrealized losses	(15,115,721)
Net unrealized gains	$29,607,378

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to defaulted securities, expiration of capital loss carryforwards, and foreign currency transactions. At October 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(193,644,983)	$(573)	$193,645,556

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2017, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2018	Short-term	Long-term
$(17,121,810)*	$(115,119,874)	$(52,469,518)

*	Losses may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
France	$815,041	$0	$0	$815,041
Germany	18,314,580	0	0	18,314,580
Italy	65,513,028	0	0	65,513,028
Spain	34,690,383	0	0	34,690,383
Taiwan	5,103,000	0	0	5,103,000
United Kingdom	25,081,869	0	0	25,081,869
United States	63,379,815	0	0	63,379,815

Corporate bonds and notes	0	59,239,298	0	59,239,298

Loans	0	862,378	832,219	1,694,597

Preferred stocks
Canada	8,190,000	0	0	8,190,000
Hong Kong	4,830,000	0	0	4,830,000
Monaco	6,077,740	0	0	6,077,740
United Kingdom	4,616,163	0	0	4,616,163
United States	19,961,037	2,466,986	0	22,428,023

Rights
United States	0	12,751	0	12,751

Warrants
United States	0	0	0	0

Yankee corporate bonds and notes	0	6,665,784	0	6,665,784

Short-term investments
Investment companies	16,518,572	0	0	16,518,572
Total assets	$273,091,228	$69,247,197	$832,219	$343,170,644

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund had no material transfers between Level 1 and Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets. Prior to May 1, 2017, WellsCap received a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC, which is not an affiliate of Funds Management, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Notes to financial statements	Wells Fargo Global Dividend Opportunity Fund	27

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Out-of-pocket reimbursements

During the year ended October 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $6,690 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $40,973,805 and $16,044,717 in interfund purchases and sales, respectively, during the year ended October 31, 2017.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the year ended October 31, 2017 and the year ended October 31, 2016, the Fund did not issue any shares.

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on December 17, 2016 and ending on December 31, 2017. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2017, the Fund purchased 479,856 of its shares on the open market at a total cost of $2,550,847 (weighted average price per share of $5.32). The weighted average discount of these repurchased shares was 15.52%.

6. BORROWINGS

The Fund has borrowed $47.5 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $47.5 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing.

During the year ended October 31, 2017, the Fund had average borrowings outstanding of $23,945,205 at an average interest rate of 1.88% and paid interest in the amount of $451,342, which represents 0.15% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2017 were $207,519,346 and $247,229,245, respectively.

As of October 31, 2017, the Fund had unfunded term loan commitments of $477,625.

8. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2017, the Fund entered into written options for income generating purposes. The Fund had an average of 57 written option contracts during the year ended October 31, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

28	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	Year ended October 31
	2017	2016
Ordinary income	$14,769,863	$28,078,795
Tax basis return of capital	12,419,586	0

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$29,476,632	$(184,711,202)

10. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

11. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, FASB issued Accounting Standard Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to the disclosures in the financial statements. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to the disclosures in the financial statements. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

13. SUBSEQUENT DISTRIBUTION

Under the managed distribution policy, on November 10, 2017, the Fund declared a distribution of $0.16330 per share payable on January 2, 2018 to shareholders of record on December 13, 2017. This distribution is not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Global Dividend Opportunity Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Global Dividend Opportunity Fund (the “Fund”), as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Global Dividend Opportunity Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

30	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 26.56% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $12,400,747 of income dividends paid during the fiscal year ended October 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2017, $1,738,103 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2017. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	31

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell* (Born 1953)	Trustee, since 2010; Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

32	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon*** (Born 1942)	Trustee, from 2010 to 2017; Chairman, from 2010 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 2010; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2007	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Timothy Penny will become Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

34	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Global Dividend Opportunity Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”). The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and Crow Point (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and WellsCap, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	35

comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the performance of the Fund was lower than the average performance of the Custom Peer Group for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Global Dividend Opportunity Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review. The Board noted that it had approved a principal investment strategy change for the Fund, which was implemented on or about May 1, 2017, and that the performance of the Fund for the periods covered did not reflect the performance of the Fund’s revised principal investment strategy. The Board noted that it would continue to review the Fund’s investment performance going forward to monitor implementation of the Fund’s revised principal investment strategy.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was in range of the average rates for both Expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. The Board noted that, in connection with the Fund’s principal investment strategy change, effective May 1, 2017, the Sub-Advisory Agreement Rate payable by Funds Management to WellsCap with respect to the Fund increased due to the addition of a high-yield fixed income sleeve managed by WellsCap. Given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the advisory fee between them. The Board also considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of WellsCap from providing services to the fund family as a whole, noting that WellsCap’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis. The Board did not consider profitability with respect to Crow Point, as the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability

36	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Crow Point as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or Crow Point were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Global Dividend Opportunity Fund	37

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

38	Wells Fargo Global Dividend Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307196 12-17 AGDO/AR142 10-17

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Global Dividend Opportunity Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Global Dividend Opportunity Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2016
Audit fees	$47,284	$46,954
Audit-related fees	—	—
Tax fees (1)	5,315	4,820
All other fees	—	—

	$52,599	$51,774

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Global Dividend Opportunity Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Global Dividend Opportunity Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to Wells Fargo Global Dividend Opportunity Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Global Dividend Opportunity Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The entire Board of Trustees is acting as the registrant’s audit committee. The following comprise the audit committee: William Ebsworth, Jane Freeman, Peter Gordon, Isaiah Harris, Jr., Judith Johnson, David Larcker, Olivia Mitchell, Timothy Penny, James G. Polisson, Michael Scofield and Pamela Wheelock.

ITEM 6. INVESTMENTS

Wells Fargo Global Dividend Opportunity Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for Wells Fargo Global Dividend Opportunity Fund is filed under this Item.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

ASSET ALLOCATION TRUST

WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES & HIGH INCOME FUND

WELLS FARGO FUNDS MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF JANUARY 26, 2016

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

Proxy Committee. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall coordinate with Funds Management Risk and Compliance to monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on proxy voting activity.

Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least annually to review the Procedures and shall coordinate with Funds Management Risk and Compliance to review the performance of ISS in exercising its proxy voting responsibilities.

Voting Discretion. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy item is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

Voting Policy. Proxies generally shall be voted in accordance with the recommendations of proxy advisor ISS. However, the following proxy items shall be referred to the Proxy Committee for case-by-case review and vote determination:

1.	Proxy items for meetings deemed of “high importance” where ISS opposes management recommendations

2.	Mutual fund proxies

The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses. (Further detail appears in Appendix A.)

The Proxy Committee may consult Fund sub-advisers on specific proxy voting issues as it deems appropriate or if a sub-adviser makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods:

1.	instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.	disclosing the conflict to the Board and obtaining their consent before voting;

3.	submitting the matter to the Board to exercise its authority to vote on such matter;

4.	engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy;

5.	consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.	erecting information barriers around the person or persons making voting decisions;

7.	voting in proportion to other shareholders (“mirror voting”); or

8.	voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4.	The shareholder meeting date;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or by a security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9.	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

DEFINITION OF PROXY LEVELS

Proxy Level	Meetings with . . .	Examples of Proposals
6	Proxy Contests	Elect Directors (management slate) Elect Directors (opposition slate)

5	Significant Transactions	Mergers, acquisitions, reorgs, restructurings, spinoffs Issue shares in connection with acquisitions Sale/purchase of company assets Adjourn meeting to solicit additional votes

4	Capitalization Proposals & Antitakeover Defenses	Increase authorized shares New classes of stock Share repurchase programs Anti-takeover provisions (poison pills, NOL pills)

3	Compensation Proposals	Stock compensation & executive bonus plans Say on golden parachutes Say on pay/frequency ESOPs Stock option repricing

2	Shareholder Proposals	Require independent chair Classify/declassify board Proxy Access Majority vote standard Supermajority vote requirements Cumulative voting Right to call special meetings Right to act by written consent

1	Uncontested Director Elections and Routine Items	Elect directors Ratify auditors

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 40 years of experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 25 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 20 years of experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Master’s Degree from the University of Wisconsin – Milwaukee and Bachelor’s degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as a fixed income analyst and head of the Funds Management investments team. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University and has earned the right to use the CFA designation.

Melissa Duller, CIMA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst and as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations. She has earned the right to use the CIMA designation.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Timothy O’Brien

Mr. O’Brien is a managing partner at Crow Point Partners LLC. Prior to founding Crow Point in 2006, he was a managing director and senior portfolio manager with the Value Equity team of Evergreen Investments’ Equity Management group. Mr. O’Brien has been in the investment management industry since 1983.

Kandarp Acharya, CFA, FRM

Mr. Acharya is a senior portfolio manager on the Wells Capital Management Solutions team. He joined WellsCap in 2013 from Wells Fargo’s Wealth Management Group (WMG) where he led their Advanced Analytics and Quantitative Research Group. At WMG, he led the development of RiskOptics, a patent-pending multi-asset risk model, as well as the development and implementation of quantitative tactical allocation models as a member of their Asset Allocation Committee. Earlier in his career, Kandarp served in various capacities at Strong Capital Management, including fixed income research, risk management, and overlay portfolio management. He earned his bachelor’s degree in electronics engineering from the

Maharaja Sayajirao University in India, master’s degree in electrical and computer engineering from Marquette University, and a master’s in business administration from the University of Chicago. Kandarp has earned the right to use the CFA and FRM designations.

Christian Chan, CFA

Mr. Chan is the head of the Customized Investment Solutions team at Wells Capital Management. In this capacity, he develops and manages multi-asset investment solutions for institutional clients. Christian joined Wells Capital Management in 2013 from Wells Fargo Funds Management where he served as the head of investments since 2002. Prior to this, he worked as director of investments at Power Advisors, LLC and as a senior analyst with Asset Strategy Consulting. Christian has been in the investment industry since 1997. He earned his bachelor’s degree in American studies from the University of California, Los Angeles. He has earned the right to use the CFA designation.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2017.

Timothy O’Brien
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	0
Total assets of above accounts (millions)	$545.00	$0	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Kandarp Acharya

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	38	1	29
Total assets of above accounts (millions)	$9,295.76	$58	$1,124

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Christian Chan

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	38	1	29
Total assets of above accounts (millions)	$9,295.76	$58	$1,124

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	13
Total assets of above accounts (millions)	$2,839.0	$430.2	$1,508.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	13
Total assets of above accounts (millions)	$2,839.0	$430.2	$1,508.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Crow Point.

Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by Wells Fargo Funds Management. In addition, side-by-side trading rules have been agreed between Wells Fargo Funds Management and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Wells Fargo funds are treated equitably by Crow Point with respect to investments, trading and allocations.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Crow Point.

Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Wells Capital Management.

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2017:

Timothy O’Brien	$10,000-$50,000
Kandarp Acharya	none
Christian Chan	none
Niklas Nordenfelt	none
Philip Susser	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2016 to 11/30/2016	397,711	5.31	397,711	1,270,970
12/1/2016 to 12/31/2016	82,145	5.37	82,145	1,188,825
1/1/2017 to 1/31/2017	0	0	0	4,543,357
2/1/2017 to 2/28/2017	0	0	0	4,543,357
3/1/2017 to 3/31/2017	0	0	0	4,543,357
4/1/2017 to 4/30/17	0	0	0	4,543,357
5/1/2017 to 5/31/2017	0	0	0	4,543,357
6/1/2017 to 6/30/2017	0	0	0	4,543,357
7/1/2017 to 7/31/2017	0	0	0	4,543,357
8/1/2017 to 8/31/2017	0	0	0	4,543,357
9/1/2017 to 9/30/2017	0	0	0	4,543,357
10/1/2017 to 10/31/2017	0	0	0	4,543,357
Total	479,856	5.32	479,856	4,543,357

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning on December 17, 2016 and ending on December 31, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Wells Fargo Global Dividend Opportunity Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Global Dividend Opportunity Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Global Dividend Opportunity Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2017

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	December 21, 2017